                                                                    EXHIBIT 10.2

                                      NOTE

        THIS NOTE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

NNo._________                                                   US $1,332,655.00

                                   ESAT, INC.

                    RESTATED SECURED NOTE DUE APRIL 30, 2003

        THIS Note is one of a duly authorized issue of up to $1,332,655 by ESAT, INC., a corporation organized and existing under the laws of the State of Nevada (the "Company") designated as its Secured Notes, being issued pursuant to a Financing Agreement between the Company and the Holder.

        FOR VALUE RECEIVED, the Company promises to pay to WENTWORTH LLC, the registered holder hereof (the "Holder"), the principal sum of One Million Three Hundred Thirty-Two Thousand Six Hundred and Fifty Five ($1,332,655) Dollars, or such lesser amount as may be advanced from time to time, on April 30, 2003 (the "Maturity Date"), and to pay (i) interest at the rate of 8% per annum on the sum of $325,000 from time to time in arrears on the 30th day of April and September hereof,(each an "Interest Payment Date") until the Maturity Date; and (ii) interest on the balance of the principal sum so advanced at four (4%) percent above the prime rate announced by Citibank N.A., as its prime rate on the first business day of each month (the "Prime Rate"), but not to exceed twenty-four (24%) percent per annum; provided, however, that only the Prime Rate portion of the interest under this subdivision (ii) shall be paid on each Interest Payment Date and the balance shall accrue compounding monthly and shall be payable on the Maturity Date, or prior thereto at the option of the Company. Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Note on the Maturity Date or the Interest Payment Date as may be applicable, less any amounts required by law to be deducted, to the registered holder of this Note as of the tenth day prior to such date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

        This Note is subject to the following additional provisions:

        1. This Note is issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof at the request of the holder. This
Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

        2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

        3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

        4. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

        5. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

        6. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities. The exercise by Holder of or failure to so exercise any authority granted herein shall in no manner affect

Company's liability to Holder, and provided, further, that Holder shall be under no obligation or duty to exercise any of the powers hereby conferred upon them and they shall be without liability for any act or failure to act in connection with the collection of, or the preservation of, any rights under any of the Collateral.

        7. This Note shall be governed by and construed in accordance with the laws of the State of California. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Los Angeles or the state courts of the State of California sitting in the City of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

        8. The following shall constitute an "Event of Default":

                a. The Company shall default in the payment of principal or interest on this Note and same shall continue for a period of five (5) days; or

                b. Any of the representations or warranties made by the Company herein, or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of the Financing Agreement, this Note or the Annex hereto shall be false or misleading in any material respect at the time made; or

                c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Financing Agreement, this Note, the Annex hereto, and any prior Securities Purchase Agreement, Registration Rights Agreement, and other agreements entered into in connection therewith ("Prior Agreement") between the Company and the Holder, or any affiliate of the Holder, and such failure shall continue uncured for a period of ten (10) days after written notice from the Holder of such failure; or

                d. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company, and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

                e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or



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                f.      A trustee, liquidator or receiver shall be appointed for
                        the Company or for a substantial part of its property or business without its consent and shall not be discharged within ninety (90) days after such appointment; or

                g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within ninety (90) days thereafter; or

                h. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of ninety (90) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within ninety (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of two trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this
Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

        9. When Company is in default of this Note, the entire unpaid balance of interest and principal of this Note shall become immediately due and payable upon written notice to Company by Holder. Upon failure to make any payment of any installment of principal or interest when due hereunder, Company further promises to pay, automatically on all installments of principal and interest which are not timely paid when due and on the then outstanding principal balance, additional interest in addition to the rate set forth hereinabove, so that interest will then accrue at a rate equal to twenty-four (24%) percent per annum.

        10. Any interest rate provided for hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to Holder shall be applied to reduce the principal balance of this Note so that in no event shall Holder receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

        11. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

        12. The obligation of the Company for payment of principal, interest and all other sums hereunder is secured by Security Interest Provisions and Supplemental Security Interest Provisions between the Company and the Holder as set forth in the Annex hereto.

        13. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Note.

        14. In the event that any action is taken by Company or Holder in connection with this Note, or any related document or matter, the losing party in such legal action, in addition to such other damages as he or it may be required to pay, shall pay reasonable attorneys' fees to the prevailing party.

        15. The obligation of the Company under that 8% Secured Note due April 3, 2003 in the principal amount of $325,000, are incorporated herein and made a part hereof but nothing contained herein shall be deemed a novation thereof.

        16. The Holders books and records as to the amounts advanced hereunder and the date of such advances shall be conclusive evidence thereof.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: April       , 2001

                                       ESAT, INC.


                                       By:
                                          --------------------------------------
                                       -----------------------------------------

                                       (Print Name)

                                       -----------------------------------------
                                       (Title)

                                                           ANNEX TO SECURED NOTE


                    SUBORDINATE SECURITY INTEREST PROVISIONS

        For purposes of this ANNEX, the terms "Company" and "Holder" have the meanings ascribed to them in the Note to which this Annex is attached.

        Unless otherwise specified, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note.

        Section 1. The Security Interests.

        (A) In order (i) to secure the due and punctual fulfillment of its obligations, advances, interest or other rights under the Funding Agreement, the Note, or any other Prior Agreements and all other documentation and instruments reflecting the obligations of the Company to the Holder heretofore or hereafter delivered by the Company (collectively, the "Company Agreements"), and (ii) to secure any and all other obligations of the Company to the Holder, whether now existing or hereafter arising (all of the foregoing hereinafter called "Obligations"), the Company hereby grants, conveys, transfers and assigns to the Holder a continuing security interest in the following described fixtures and personal property (hereinafter collectively called the "Collateral"):

        All assets and properties of whatever kind and description, including intellectual property, now or hereafter owned by the Company and all accessions, additions or improvements to, all replacements, substitutions and parts for, and all proceeds and products of the foregoing; all bank and securities accounts of any kind or nature; all books, records and documents relating to the foregoing located at the principal place of business or any other place of business of the Company, or at such other location as the business may hereafter be located , or held by any agent, representative or bailee of the Company wherever located, together with a perpetual irrevocable license to Holder and any successor to copy, utilize, install and otherwise use any intellectual property of Company, and all accessions, additions or improvements useful or necessary in connection with the installation, use, configuration, maintenance or operation of the Collateral.

        (B) The security interests granted pursuant to this Section 1 (the "Security Interests") are granted as security only and shall not subject the Holder to, or transfer or in any way affect or modify, any obligation or liability of the Company under any of the Collateral or any transaction which gave rise thereto.


        Section 2. Filing; Further Assurances.



                                       1
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        (A) The Company will, at its expense, cause to be searched the public records with respect to the Collateral and will execute, deliver, file and record (in such manner and form as the Holder may require), or permit the Holder to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Holder to exercise and enforce its rights hereunder with respect to any of the Collateral. Effective upon the existence of a Company Event of Default (as defined below), the Company hereby appoints Holder as Company's attorney-in-fact to execute in the name and behalf of Company such additional financing statements as Holder may request.

        (B) Solely for administrative convenience and not for any other purpose, each Holder has designated Krieger & Prager as agent for the Holder for purposes of execution of and identification on any financing statement or similar instrument referring to or describing the Collateral. Such designation shall remain in effect until canceled by such Holder; provided, however, that such cancellation shall not affect the validity of any action theretofore taken by such agent pursuant to this provision. The Company acknowledges and agrees to honor such designation.

        Section 3. Representations and Warranties of Company. The Company hereby represents and warrants to the Holder (a) that, except as set forth in Section 16 here of or in Exhibit A attached hereto, the Company is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance; (b) that except for such financing statements as may be described on Exhibit A attached hereto and made a part hereof, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement; (c) that all additional information, representations and warranties contained in Exhibit B attached hereto and made a part hereof are true, accurate and complete on the date hereof.

        Section 4. Covenants of Company. The Company hereby covenants and agrees with the Holder that the Company (a) will, at the Company's sole cost and expense, defend the Collateral against all claims and demands of all persons at any time claiming any interest therein junior to the Holder's interest; (b) will provide the Holder with prompt written notice of (i) any change in the chief executive officer of the Company or the office where the Company maintains its books and records pertaining to the Collateral; (ii) the movement or location of all or a material part of the Collateral to or at any address other than as set forth in said Exhibit B; and (iii) any facts which constitute a Company Event of Default, or which, with the giving of notice and/or the passage of time, could or would constitute a Company Event of Default, pursuant to Section 7 below; (c) will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by the Company; (d) will immediately notify the Holder of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution; (e) will have and maintain adequate insurance at all times with respect to the

Collateral against risks of fire (including so-called extended coverage) and theft, and such other risks as are customary in the Company's industry for the respective items included in the Collateral, such insurance to be payable to the Holder and the Company as their respective interests may appear, and shall provide for a minimum of ten (10) days prior written notice of cancellation to the Holder, and Company shall furnish the Secured Party with certificates or other evidence satisfactory to the Holder of compliance with the foregoing insurance provisions; (f) will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the prior written consent of the Holder, except in the ordinary course of business; (g) will keep the Collateral free from any adverse lien, security interest or encumbrance (except for encumbrances specified in Exhibit B attached hereto) and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof; and (h) will not use the Collateral in material violation of any statute or ordinance the violation of which could materially and adversely affect the Company's business.

        Section 5. Records Relating To Collateral. The Company will keep its records concerning the Collateral at its offices designated in Exhibit B or at such other place or places of business of which the Holder shall have been notified in writing no less than ten (10) days prior thereto. The Company will hold and preserve such records and chattel paper and will permit representatives of the Holder at any time during normal business hours upon reasonable notice to examine and inspect the Collateral and to make abstracts from such records and chattel paper, and will furnish to the Holder such information and reports regarding the Collateral as the Holder may from time to time reasonably request.

        Section 6. General Authority. The Company hereby appoints the Holder the Company's lawful attorney, with full power of substitution, in the name of the Company, for the sole use and benefit of the Holder, but at the Company's expense, to exercise, all or any of the following powers with respect to all or any of the Collateral during the existence of any Company Event of Default:

        (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due;

        (b) to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non- negotiable instruments and chattel paper taken or received by the Holder;

        (c) to settle, compromise, prosecute or defend any action or proceeding with respect thereto;

        (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof or the related goods securing the Collateral, as fully and effectually as if the Holder were the sole and absolute owner thereof;

        (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and



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

        (f) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon;

provided that the Holder shall give the Company not less than ten (10) days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

        The exercise by Holder of or failure to so exercise any authority granted herein shall in no manner affect Company's liability to Holder, and provided, further, that Holder shall be under no obligation or duty to exercise any of the powers hereby conferred upon them and they shall be without liability for any act or failure to act in connection with the collection of, or the preservation of, any rights under any of the Collateral.

        Section 7. Company Events of Default. The Company shall be in default under this Security Agreement upon the occurrence of any of the following events (a "Company Event of Default"):

                (i) if any representation or warranty made by the Company in this ANNEX or in any of the Prior Agreements shall be false or misleading in any material respect; or

                (ii) the occurrence of a default by the Company under the Note, this ANNEX, or any of the other Prior Agreements.

        Section 8. Remedies Upon Company Event of Default. If any Company Event of Default shall have occurred, the Holder may exercise all the rights and remedies of a Holder under the Uniform Commercial Code. The Holder may require the Company to assemble all or any part of the Collateral and make it available to the Holder at a place to be designated by the Holder which is reasonably convenient. The Holder shall give the Company ten (10) days prior written notice of the Holder's intention to make any public or private sale or sale at a broker's board or on a securities exchange of the Collateral. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Holder, in its sole discretion, may determine. The Holder shall not be obligated to make any such sale pursuant to any such notice. The Holder may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. The Holder, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

        Section 9. Application of Collateral and Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities: (a) first, to pay the reasonable expenses of such sale or other realization, including, without limitation, reasonable attorneys' fees, and all expenses, liabilities and advances reasonably incurred or made by the Holder in connection therewith, and any other unreimbursed expenses for which the Holder is to be reimbursed pursuant to
Section 14; (b) second, to the payment of the Obligations in such order of priority as the Holder, in its sole discretion, shall determine; and (c) finally, to pay to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

        Section 10. Expenses; Holder's Lien. The Company will forthwith upon demand pay to the Holder: (a) the amount of any taxes which the Holder may have been required to pay by reason of the Security Interests (including, without limitation, any applicable transfer taxes) or to free any of the Collateral from any lien thereon; and (b) the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and disbursements of its counsel, and of any agents not regularly in its employ, which the Holder may incur in connection with (i) the preparation of any amendments or modifications of this Security Agreement, (ii) the collection, sale or other disposition of any of the Collateral; (iii) the exercise by the Holder of any of the powers conferred upon it hereunder, or (iv) any default by the Company hereunder.

        Section 11. Termination of Security Interests; Release of Collateral. Upon the repayment and performance in full of all the Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination of the Security Interests or release of Collateral, the Holder will, at the Company's expense, to the extent permitted by law, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

        Section 12. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served,(b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

        If to the Company:
                                    ESAT, INC..
                                    16520 Harbor Boulevard, Bldg. G
                                    Fountain Valley, California 92708
                                    Telephone No.: (714) 418-3200
                                    Telecopier No.: (818) 464-2799
with a copy (which shall not constitute notice) to:

        If to Investor:             Wentworth LLC
                                    Corporate Center
                                    West Bay Road
                                    Grand Cayman
                                    Telephone No.:
                                    Telecopier No.: (284) 494-4771

with a copy (which shall not constitute notice) to:

                                    Krieger & Prager, LLP
                                    Suite 1440
                                    39 Broadway
                                    New York, New York 10006
                                    Telephone:  (212) 363-2900
                                    Facsimile:  (212) 363-2999

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

        Section 13. Miscellaneous.

        (a) No failure on the part of the Holder to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right, power or remedy under this Security Agreement preclude the exercise, in whole or in part, of any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        (b) Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the California Uniform Commercial Code have the meanings therein stated.

        (c) The execution and delivery by Company of this Agreement and all documents delivered in connection herewith have been duly and validly authorized by all necessary corporate action of Company and this Agreement and all documents delivered in connection herewith have been duly and validly executed and delivered by Company. The execution and delivery by Company of this Agreement and all documents delivered in connection herewith will not result in a breach or default of or under the Certificate of Incorporation, By-laws or any agreement of Company. This Agreement and all documents delivered in connection therewith are legal, valid and binding obligations of Company enforceable against Company in accordance with their terms.

        (e) In the event that any action is taken by Company or Holder in connection with this Note, or any related document or matter, the losing party in such legal action, in addition to such other damages as he or it may be required to pay, shall pay reasonable attorneys' fees to the prevailing party.

     Section 14. Separability. If any provision hereof shall prove invalid or unenforceable in any jurisdiction whose laws shall be deemed applicable, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Holder.

     Section 15. Governing Law. This Annex shall be governed by and construed in accordance with the laws of the State of California. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Los Angeles or the state courts of the State of California sitting in the City of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

     Section 16. Subordination. The security interest granted hereunder shall be subordinate only to the security interests granted to the Holder under the Security Interest Provisions of a certain Secured Note in the principal amount of $325,000 delivered by the Company to Holder on or about January 24, 2001. The Company warrants, represents and covenants that except as set forth in this
Section 16, or in the schedules hereto, it has not granted, and will not during the term of the Note and Financing Agreement, grant a security interest or cause to be filed any lien or security interest in the Collateral which is or will be superior or inferior in priority to the security interests and liens under this Annex.

     Section 17. Jury Trial Waiver. The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Note, this Annex or the Prior Agreements.

Acknowledged:

ESAT, INC., Company


By:
   ----------------------------------
Its
   ----------------------------------





STATE OF
        ----------------------
COUNTY OF
         ---------------------

     On the ______ day of ________, 2001, before me personally came _________________________, to me known, who being by me duly sworn, did depose and say that he resides at _____________________________________,
__________________; that he is the _______________ of ESAT, INC., the corporation described in and which executed the foregoing instrument as Company; that he was authorized to execute the foregoing instrument on behalf of said corporation by the Board of Directors of said corporation; and that he executed the foregoing instrument voluntarily and of his own free will on behalf of said corporation.


                                    ____________________________________________
                                    Notary Public
                                    My commission expires:

                                    EXHIBIT A

                   FINANCING STATEMENTS ON FILE ON DATE HEREOF


        1. Financing Statement on Form UCC-1, naming Company, as Company, and ____________________________ and certain other parties, as
                Holder, as filed in the office of the Secretary of State of the State of __________ on , 2001. This financing statement covers collateral substantially similar to the Collateral and represents a security interest senior to the security interest granted hereby.

Company represents that, except for the security interest referred to in paragraph 1 above, there are no security interests in the Collateral in favor of any other party.

                                    EXHIBIT B


                    ADDITIONAL REPRESENTATIONS AND WARRANTIES


        1. The exact title of the Company is


        2. The Company does business under the names:




        3. The Company was incorporated on ________________ under the laws of the State of Nevada and is in good standing under those laws.

        4. The President of the Company is _____________________ .

        5. The Company is qualified to transact business in: ___________________

        6. The Company's only place(s) of business is/are at:___________________


        7. The Company owns or has an interest in personal property or fixtures at the following locations:

        Address                                    Record Owner of Real Estate

                                    EXHIBIT C


                       Intellectual Property and Licenses